1 Growing Value-Add Multifamily Expanding Class B, value- add multifamily in the Washington region April 02, 2019

2 FORWARD-LOOKING STATEMENTS AND USE OF NON-GAAP FINANCIAL MEASURES Forward-Looking Statements Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Washington REIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to the risks associated with the ownership of real estate in general and our real estate assets in particular; the risk of failure to complete contemplated acquisitions and dispositions; the economic health of the greater Washington Metro region; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers and joint venture partners; the ability to control our operating expenses; the economic health of our tenants; the supply of competing properties; shifts away from brick and mortar stores to ecommerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; terrorist attacks or actions and/or cyber attacks; weather conditions and natural disasters; ability to maintain key personnel; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2018 Form 10-K and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors or risk factors to reflect new information, future events, or otherwise. Use of Non-GAAP Financial Measures and other Definitions This presentation contains certain non-GAAP financial measures and other terms that have particular definitions when used by us. The definitions and calculations of these non-GAAP financial measures and other terms may differ from those used by other REITs and, accordingly, may not be comparable. Please refer to the definitions and calculations of these terms and the reasons for their use, and reconciliations to the most directly comparable GAAP measures included later in this investor presentation.

3

TRANSACTION SUMMARY

STRATEGIC RATIONALE

Expand Class B Multifamily Portfolio

To address the fast-growing cohort of 35 – 44 year olds who can't afford homeownership or urban-infill rents and are drawn to well-located Class B suburban multifamily with its larger living spaces and excellent community services that suit their life-stage.

EXPECTED PURCHASE

2,113 units / 7 assets / $461 M

Suburban, value-add Class B multifamily units

EXPECTED INTERIM FINANCING

New term loan commitment

From members of bank group

EXPECTED TIMING

Purchase 2Q19; Sales primarily 3Q19

Subject to due diligence and satisfaction of customary closing conditions

EXPECTED SALES

Select Commercial Assets

Process underway.
Details to be provided upon closing.

EXPECTED EARNINGS IMPACT

'19 Core FFO guidance + assumptions

To be updated following the completion of the expected asset sales

EXPECTED BALANCE SHEET IMPACT

6.0x to 6.5x net debt to adj. EBITDA

Expected by year-end although leverage will be temporarily higher until asset sales close

Please refer to Washington REIT's Press Release as of April 2, 2019.

4 ACQUISITION PORTFOLIO OVERVIEW Well-located, accessible portfolio LOCATION MD 20% UNITS VA 80% VINTAGE 2000s 15% 1990s 49% 1970s UNITS 10% 1980s 26%

5 ACQUISITION PORTFOLIO OVERVIEW (cont’d) Seven high-quality assets with 2,113 units – 95% occupied 205 CENTURY PLACE, 13690 LEGACY CIRCLE, 2511 FARMCREST DRIVE, ALEXANDRIA, VA HERNDON, VA HERNDON, VA 532 UNITS 328 UNITS 283 UNITS 10519 LARIAT LANE, 86 HERITAGE WAY NE, 2 OBSERVATION MANASSAS, VA LEESBURG, VA COURT,GERMANTOWN, MD 408 UNITS 134 UNITS 218 UNITS 99 WATKINS MILL ROAD, GAITHERSBURG, MD 210 UNITS

6 STRATEGIC MULTIFAMILY GROWTH Multifamily Growth Strategy To grow our Class B multifamily portfolio Urban In-fill Suburban TARGET TARGET Strategically address Renters who can’t afford Class A the need for quality Renters who can’t afford urban in-fill multifamily affordable housing homeownership or urban in-fill rents in the DC metro and prefer the suburbs region IMPLEMENT IMPLEMENT Value-add unit renovations at Appropriately scoped unit assets located in submarkets Tactically grow rents renovations to upgrade well- with large affordability gaps, i.e. across the portfolio located, accessible and wider than market average desirable communities differentials between Class A and Class B rents

7 STRATEGIC CAPITAL ALLOCATION Capital Allocation Strategy To continue to allocate capital out of commercial and into multifamily (2013 - 2018) (2019) Acquired Plan to Acquire Improve cash flow stability $533 million & $461 million FAD growth OF MULTIFAMILY ASSETS OF MULTIFAMILY ASSETS Sold De-Risk the portfolio Plan to Sell Commercial assets to fund $992 million the acquisition and maintain balance sheet strength with Improve long-term a target net debt to EBITDA OF COMMERCIAL ASSETS Risk adjusted returns of 6.0x to 6.5x by year-end 2019 All numbers are approximate and based on full fiscal years.

8 MULTIFAMILY DEMAND DC METRO’S LARGEST RENTER COHORT NEEDS CLASS B APARTMENTS DC Metro region’s largest renter cohort, comprising 35% of all market renters, earns $50,000 – $80,000 per annum. This creates strong demand for units with average monthly rents between $1,250 and $2,000 that is largely met by Class B suburban and urban in-fill multifamily product. RENTER HOUSHOLDS BY HOUSEHOLD INCOME LEVEL | WASHINGTON METRO 140 Market Rate Rental Housing 120 At 30% monthly outlay, 100 DC Metro’s largest renter cohort can afford average 80 monthly rents between $1,250 and $2,000 (in (in ‘000s) 60 40 20 RENTER HOUSEHOLDS,RENTER WASHINGTON METRO REGION 0 Less than $5,000 to $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $50,000 $60,000 $80,000 $100,000 $120,000 $5,000 $9,999 to to to to to to to to to to to or more $14,999 $19,999 $24,999 $29,999 $34,999 $39,999 $49,999 $59,999 $79,999 $99,999 $119,999 HOUSEHOLD INCOME LEVEL, WASHINGTON METRO REGION Source: American Housing Survey, US Census, WashREIT Research; March 2019.

9

MULTIFAMILY EXISTING AND NEW SUPPLY
REMAINS UNAFFORDABLE FOR THE MAJORITY OF MARKET RATE RENTERS

There is a significant dearth of quality, affordable multifamily supply in the DC Metro region.

Particularly for households earning $50,000 to $80,000 per annum who comprise the largest pool of market rate renters in the region.

PERCENTAGE OF UNITS IN WASHINGTON METRO*


120%
100%
80%
60%
40%
20%
0%
60%
21%
96%
56%
99%
81%
All Apartments
Built since 2013
Under Construction
Requiring Income of > $75,000
Requiring Income of > $100,000

Source: CoStar Portfolio Strategy. *Assumes 25% of income needed.

These Costar Portfolio Strategy and CoStar Risk Analytics materials contain financial and other information from a variety of public and proprietary sources. CoStar Group, Inc. and its affiliates (collectively, "CoStar") have assumed and relied upon, without independent verification, the accuracy and completeness of such third party information in preparing these materials. The modeling, calculations, forecasts, projections, evaluations, analyses, simulations, or other forward-looking information prepared by CoStar and presented herein (the "Materials") are based on various assumptions concerning future events and circumstances, which are speculative, uncertain and subject to change without notice. You should not rely upon the Materials as predictions of future results or events, as actual results and events may differ materially. All Materials speak only as of the date referenced with respect to such data and may have materially changed since such date. CoStar has no obligation to update any of the Materials included in this document. You should not construe any of the data provided herein as investment, tax, accounting or legal advice. CoStar does not represent, warrant or guaranty the accuracy or completeness of the information provided herein and shall not be held responsible for any errors in such information. Any user of the information provided herein accepts the information "AS IS" without any warranties whatsoever. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any information provided herein proves to be inaccurate, incomplete or unreliable. © 2018 CoStar Realty Information, Inc. No reproduction or distribution without permission.

10 GROWTH IN REGIONAL MULTIFAMILY DEMAND TO BE LED BY OLDER MILLENNIAL RENTERS We expect the population of 35 – 44 year old renters to grow strongly as: 1 2 MILLENNIALS HOME OWNERSHIP REMAINS AGE UNAFFORDABLE POPULATION GROWTH BY AGE COHORT WASHINGTON METRO 400% growth 20,000 18,098 per annum over $425,000 18,000 the next 5 years vs. the past 8 DC METRO MEDIAN HOME PRICE 16,000 14,000 12,191 $85,000 12,000 20% FULL DOWN PAYMENT 10,000 8,386 8,000 $12,750 6,000 3,528 3% FHA DOWN PAYMENT (UNDERWRITING IS TIGHTENING) 4,000 2,000 VS. 0 25 - 34 35 - 44 $9,000 Annual Growth '10 - '18 Annual Growth '18 -'23 AVERAGE MILLENNIAL SAVING (OF THOSE WHO ARE SAVING) Source: ESRI March 2019

11 GROWTH IN REGIONAL MULTIFAMILY DEMAND (cont’d) TO BE LED BY OLDER MILLENNIAL RENTERS As millennials age, it’s becoming evident that they are renting for much longer than the generations that preceded them: Source: NMHC tabulations of Current Population Survey microdata, Annual Social and Economic Supplement, US Census Bureau

12 ACQUISITION PORTFOLIO SERVES OLDER, VALUE-CONSCIOUS MILLENNIAL RENTERS AVERAGE LESSEE AGE REFLECTS FAST-GROWING RENTAL PRICE POINT MATCHES LARGEST POOL OF 35- 44 YEAR OLD DEMOGRAPHIC POTENTIAL RENTERS IN THE REGION EARNING $50,000 - $80,000 PER ANNUM 140 Market Rate Rental Housing ACQUISITION ASSET AVERAGE LESSEE AGE 120 205 Century Pl. Alexandria, VA 34 Acquisition portfolio’s rents 100 match the income “Sweet 13690 Legacy Circle, Herndon, VA 35 Spot” of 25-33% monthly outlay for 35% of the region’s 80 2511 Farmcrest Drive, Herndon, VA 36 market rate renter households. 86 Heritage Way NE, Leesburg, VA 37 (in (in ‘000s) 60 10519 Lariat Lane, Manassas, VA 38 40 2 Observation Ct. Germantown, MD 39 20 80 Watkins Station Cir. Gaithersburg, MD 40 RENTER HOUSEHOLDS,RENTER WASHINGTON METRO REGION AVERAGE 37 0 HOUSEHOLD INCOME LEVEL, WASHINGTON METRO REGION Source: American Housing Survey, US Census, WashREIT Research; March 2019.

13

ACQUISITION PORTFOLIO

POSSESSES KEY ATTRIBUTES THAT APPEAL TO OLDER, VALUE-CONSCIOUS MILLENNIAL RENTERS

We believe the fast-growing 35 – 44 year old, value-conscious renter cohort is drawn to the acquisition portfolio's mature suburban locations for the following reasons:

ACCESS TO:

LARGER UNIT SIZES

- ✓ Suburban units are 15% larger than urban units on average

AFFORDABLE RENTAL RATES

- ✓ Suburban units are 22% cheaper than urban units on average

MAJOR EMPLOYMENT CENTERS

- ✓ Metro-accessible or will be upon the completion of the Silver Line
- ✓ Close proximity to major regional highways with excellent access to employment concentrations

RETAIL INFRASTRUCTURE

- ✓ Mature suburban communities that offer a number of shops, restaurants and other community serving retail within a short drive of the assets

GOOD SCHOOL DISTRICTS

- ✓ Located in counties where schools rank among the best in the country

Source: CoStar Portfolio Strategy. Niche.com, WashREIT Research; March 2019.

14

ACQUISITION PORTFOLIO HAS EXCELLENT ACCESS TO JOBS

The acquisition portfolio is well located and in close proximity to some of the largest employment concentrations in the region including: Downtown Washington, DC; Crystal City; Tysons; Reston; Route 28 South and the I-270 Corridor.

ACQUISITION PORTFOLIO DAYTIME WORKER POPULATION BY CENSUS TRACT | 2018


Waterford
Poolesville
Darnestown
Potomac
McLean
Redland
Fairland
Daytime Pop: Workers by Census Tracts
55,158 to 117,923
16,036 to 55,157
4,502 to 16,035
28 to 4,501
County of Fairfax, County of Loudoun, Montgomery County, MD, VITA, Esri, HERE, Garmin, NGA, USGS, NPS

Median ~425,000 jobs within a 30 min commute of assets within the acquisition portfolio

Source: ESRI, WashREIT Research; March 2019.

15

ACQUISITION PORTFOLIO IS INSULATED FROM NEW SUPPLY

The acquisition portfolio is relatively insulated from recent multifamily supply increases that have been concentrated in the District. Even within Northern Virginia, the acquisition portfolio doesn't directly compete with the supply pipeline in Arlington, Eastern Alexandria or Tysons.

ACQUISITION PORTFOLIO AND NUMBER OF UNITS UNDER CONSTRUCTION | Q1 2019


0
906
1,812
2,717
3,623
64% of the Region's 17,524 U/C Units are located in the six submarkets highlighted below.
1,075
1,686
2,257
3,623
1,142
1,440
Gaithersburg
Tysons
McLean
Arlington
Washington
Alexandria
Bethesda
Reston
Herndon
Sterling
Ashburn
Chantilly
Centreville
Annandale
Springfield
Vienna
Potomac

Source: Real Page, WashREIT Research; March 2019.

16 ACQUISITION PORTFOLIO IS LOCATED IN SUBMARKETS WITH STRONG FUNDAMENTALS The acquisition portfolio’s submarkets have stronger Class B rent growth than the Washington Metro Class B average: YEAR OVER YEAR EFFECTIVE RENT CHANGE AND EFFECTIVE RENT CLASS B APARTMENTS | WASHINGTON METRO & ACQUISITION PORTFOLIO’S SUBMARKETS 2013-2018 $1,800 6% 2015 to 2018, same-store rent $1,750 growth for Class B product in 5% the acquisition portfolio’s Effective Change Rent Effective $1,700 submarkets has averaged 2.5% and outperformed DC 4% Metro Class B rent growth of $1,650 1.8% 3% $1,600 $1,550 2% % bars)(shown on Rents ($) plotted Rents ($) the on lines $1,500 1% $1,450 Effective 0% $1,400 -1% $1,350 $1,300 -2% Q1'13Q2'13Q3'13Q4'13Q1'14Q2'14Q3'14Q4'14Q1'15Q2'15Q3'15Q4'15Q1'16Q2'16Q3'16Q4'16Q1'17Q2'17Q3'17Q4'17Q1'18Q2'18Q3'18Q4'18 DC Region YOY Effective Rent Change Acquisition Portfolio YOY Effective Rent Change DC Region Effective Rent Acquisition Portfolio Effective Rent Source: RealPage, WashREIT Research; March 2019.

17 ACQUISITION PORTFOLIO IS LOCATED IN SUBMARKETS WITH STRONG FUNDAMENTALS (cont’d) The acquisition portfolio’s submarkets have a better supply outlook than the Washington Metro region as a whole: UNDER CONSTRUCTION INVENTORY CHANGE % ALL APARTMENT CLASSES | WASHINGTON METRO & ACQUISITION PORTFOLIO’S SUBMARKETS 2013-2018 In 2018, the acquisition portfolio’s submarkets had less 4.50% than 1.0% of inventory under construction versus 2.8% 4.00% inventory change % region- wide driven by significant construction starts in close in 3.50% urban areas 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 DC Region UC Inventory Change % Acquisition Portfolio Submarkets' UC Inventory Change % Source: RealPage, WashREIT Research; March 2019.

18 WASHREIT HAS A STRONG MULTIFAMILY TRACK RECORD WashREIT’s value-oriented, Northern Virginia centric portfolio combined with it’s research-led ‘affordability gap’ strategy has significantly improved its same-store NOI growth trajectory despite elevated levels of multifamily supply. WASHREIT FULL YEAR SAME STORE NOI GROWTH TRAJECTORY 4.00% 3.60% 3.30% 3.00% 2.70% 2.00% 1.00% 0.10% Year % Change Year - 0.00% over -1.00% - -2.00% -1.90% Year -2.00% -3.00% 2013 2014 2015 2016 2017 2018 2018 SAME STORE GROWTH (YOY) In 2018, Wash REIT’s year-over-year SS NOI YTD Growth Revenue Expense NOI growth was 120 bps Peer Average (for reported DC Metrics only) 2.1% 2.5% 2.1% ahead of that of its REIT WRE 2.9% 2.4% 3.3% peer group Source: WashREIT GAAP SS NOI growth as reported in the Financial Supplemental. Peer average includes AIMCO, Avalon Bay, Camden Property Trust, MAA, Equity Residential and UDR.

19 WASHREIT OFFERS EXCELLENT EXPOSURE TO DC METRO CLASS B MULTIFAMILY PRO- FORMA UNIT COUNT PRO- FORMA UNIT SPLIT Class A, 7000 6381 Growing multifamily 10% 6000 portfolio by 50% to 5000 4268 ~6,400 units 4000 3000 2000 Growing Class B 1000 multifamily by 60% to Class B, 0 ~5,700 units 90% Existing Units Pro-forma Units WASHINGTON METRO MULTIFAMILY REIT OWNERSHIP BY UNIT COUNT 18,000 16,050 16,000 WashREIT 14,000 will have ~90% or 12,000 5,743 Class 10,000 B units 8,672 8,000 6,862 6,315 6,381 5,900 6,000 4,080 4,268 4,000 2,000 - MAA* WRE Existing AIV JBGS WRE CPT UDR EQR Proforma* Source: Washington Metro multifamily REIT ownership by unit count as reported in the REIT’s Financial Supplements. WRE Proforma* does not include the Trove (under construction) development of 401 units nor the Riverside Apartments’ entitlement for 767 additional units.

20

NET OPERATING INCOME

The following table contains reconciliations of net operating income to net income attributable to the controlling interests for the periods presented (in thousands):

	Year Ended December 31,					
	2013	2014	2015	2016	2017	2018
Real estate rental reveue	$ 263,024	$ 288,637	$ 306,427	$ 313,264	$ 325,078	$ 336,890
Real estate expenses	(93,293)	(103,695)	(112,234)	(115,013)	(115,650)	(116,230)
Net operating income	169,731	184,942	194,193	198,251	209,428	220,660
Add (deduct):						
Interest expense	(63,573)	(59,785)	(59,546)	(53,126)	(47,534)	(51,144)
Depreciation and amortization	(85,740)	(96,011)	(108,935)	(108,406)	(112,056)	(121,228)
General and administrative	(17,535)	(19,761)	(20,123)	(19,545)	(22,580)	(22,089)
Income tax (expense) benefit	-	-	(134)	615	84	-
Gain on sale of real estate	-	570	91,107	101,704	24,915	2,495
Real estate impairment (loss) and casualty gain, net	-	-	(5,909)	676	(33,152)	(1,886)
Other income	926	825	709	297	507	-
Acquisition costs	(1,265)	(5,710)	(2,056)	(1,178)	-	-
Loss on extinguishment of debt	(2,737)	-	(119)	-	-	(1,178)
(Loss) income from continuing operations	(193)	5,070	89,187	119,288	19,612	25,630
Discontinued operations:						
Income from operations of properties sold or held for sale	15,395	546	-	-	-	-
Gain on sale of real estate	22,144	105,985	-	-	-	-
Income from discontinued operation	37,539	106,531	-	-	-	-
Net income	37,346	111,601	89,187	119,288	19,612	25,630
Less: Net income attributable to noncontrolling interests	-	38	553	51	56	-
Net income attributable to the controlling interests	$ 37,346	$ 111,639	$ 89,740	$ 119,339	$ 19,668	$ 25,630

Net Operating Income ("NOI"), defined as real estate rental revenue less real estate expenses, is a non-GAAP measure. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment and gain or loss on extinguishment of debt. We believe that NOI is a useful performance measure because, when compared across periods, it reflects the impact on operations of trends in occupancy rates, rental rates and operating costs on an unleveraged basis, providing perspective not immediately apparent from net income. As a result of the foregoing, we provide NOI as a supplement to net income, calculated in accordance with GAAP. Neither represents net income or income from continuing operations, in either case calculated in accordance with GAAP. As such, NOI and cash NOI should not be considered alternatives to these measures as an indication of our operating performance.

For purposes of evaluating comparative operating performance, we categorize our properties as "same-store", "non-same-store" or discontinued operations. Same-store properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. The calculations of NOI on a same-store basis and reconciliations to the most directly comparable GAAP measures are included in our Supplemental Operating and Financial Data, which may be accessed on the investor page of our website: www.washreit.com.

21 WASHREIT CONTACTS For further information, please contact: PRESS / MEDIA INVESTOR / ANALYST Deanna Schmidt Tejal Engman Senior Director, Marketing and Vice President, Investor Relations Corporate Communications (202) 774-3131 (202) 774-3253 dschmidt@washreit.com tengman@washreit.com